Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com
Ready Capital Corporation 1251 Avenue of Americas, 50th Floor New York, New York 10020

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of small business loans in conjunction with the proposed offering of Readycap Lending Small Business Loan Trust 2023-3, Unguaranteed SBA 7(a) Loan-Backed Notes, Series 2023-3. Ready Capital Corporation (the “Company”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Data File. Additionally, Performance Trust Capital Partners, LLC, J.P. Morgan Securities LLC and East West Markets, LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

On June 21, 2023, representatives of the Company provided us with a computer-generated small business loan data file and related record layout containing data, as represented to us by the Company, as of the close of business May 31, 2023, with respect to 671 small business loans (the “Data File”). At the instruction of the Company, we (i) selected the 135 largest small business loans, based on the outstanding principal balance, set forth on the Data File (the “Top 135 Selected Loans”) and (ii) randomly selected an additional 54 small business loans from the remaining small business loans set forth on the Data File (the “Randomly Selected Loans” and, together with the Top 135 Selected Loans, the “Sample Loans”).

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the small business loan characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Characteristics
1.	RCL ID (for informational purpose only)	23.	Rate Change Freq in Months
2.	BPO as-of-date (if applicable)	24.	24 Month Pay History
3.	BPO Value (if applicable)	25.	30 Days DQ in Prior 24 Months
4.	Primary Collateral Sub-Type	26.	60 Days DQ in Prior 24 Months
5.	Collateral Type Bucket	27.	90 Days DQ in Prior 24 Months
6.	Primary Collateral Lien	28.	Total Current Balance
7.	Purpose of Loan	29.	Current Coupon
8.	Secured by 1st Lien RE? (Y/N)	30.	Date Next Payment Due
9.	Secured by RE? (Any Lien) (Y/N)	31.	Days in Delinquency
10.	Borrower State	32.	FICO
11.	Primary Property State	33.	Interest Paid To Date
12.	Modification Date (if applicable)	34.	Maturity Date
13.	Modification Description (if applicable)	35.	NAICS Code
14.	Modification Flag (within Prior 24 Months) (if applicable)	36.	NAICS Description
15.	Balloon Flag (Yes/No)	37.	Original Term in Months
16.	Borrower Name	38.	Payment Due (interest & principal)
17.	Fixed or Floating Rate (Fixed/Float)	39.	Remaining Term in Months
18.	Index	40.	Seasoning
19.	Loan Original Balance	41.	SIC Code
20.	Loan Origination Date	42.	SIC Description
21.	Loan Spread*	43.	Status
22.	Pari Passu Flag (Y/N)	44.	Unguaranteed Owned Balance

*For Sample Loans that are indicated as "Floating" (as derived from the Promissory Note) only.

We compared Characteristics 2. and 3. to the corresponding information set forth on or derived from the “BPO Valuation Report.”

We compared Characteristics 4. through 9. to the corresponding information set forth on or derived from the “Credit Write Up.”

We compared Characteristic 10. to the corresponding information set forth on or derived from the “SBA Authorization Form.”

We compared Characteristic 11. to the corresponding information set forth on or derived from the “Deed of Trust,” the “Mortgage” or the Credit Write Up.

We compared Characteristics 12. through 14. to the corresponding information set forth on or derived from the “Modification Agreements.”

We compared Characteristics 15. through 23. to the corresponding information set forth on or derived from the “Promissory Note.”

We compared Characteristics 24. through 44. to the corresponding information set forth on or derived a query from the Company’s servicing system as of May 31, 2023 (the “Servicing System Query”), provided to us on June 22, 2023 by representatives of the Company.

*******

The small business loan documents described above (including any information obtained from the Servicing System Query) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

*******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the small business loans underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the small business loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 7, 2023

 Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 7, 2023

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Two differences in BPO as-of-date.
2	One difference in Index.
3	Three differences in Loan Origination Date.
4	One difference in Rate Change Freq in Months.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 7, 2023

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Data File	Characteristic set forth on or derived from the Loan Documents

1	10365616101	BPO as-of-date	4/29/2023	4/28/2023
1	10443416101	BPO as-of-date	4/29/2023	4/28/2023
2	10551716101	Index	Wall Street Journal Prime Monthly	Wall Street Journal Prime Quarterly
3	10475716101	Loan Origination Date	5/27/2022	5/31/2022
3	10468616101	Loan Origination Date	5/6/2022	5/12/2022
3	5576416101	Loan Origination Date	5/25/2021	5/24/2021
4	10551716101	Rate Change Freq in Months	1 month	3 months

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.